UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2022
Date of Report (date of earliest event reported)

Copper Property CTL Pass Through Trust
(Exact name of registrant as specified in its charter)

New York	000-56236	85-6822811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Second Street, Suite 206
Jersey City, NJ	07311-4056
(Address of Principal Executive Offices)	(Zip Code)

(201) 839-2200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On May 9, 2022, Copper Property CTL Pass Through Trust (the “Trust”) made available on its investor website its monthly report for the period ending April 30, 2022. Such information is available at: www.ctltrust.net.

A copy of the monthly report is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.    Other Events.

On May 9, 2022, the Trust issued a press release announcing that a cash distribution of $.132646 per trust certificate will be paid on May 10, 2022 to certificateholders of record as of May 9, 2022.

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Number
99.1    Monthly Report, dated May 9, 2022.
99.2    Press Release, dated May 9, 2022.

*Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER PROPERTY CTL PASS THROUGH TRUST
	By:	/s/ Larry Finger
Larry Finger
Principal Financial Officer
Date: May 9, 2022